Exhibit 99.1

July 2018

2 This document contains, and future oral and written statements of QCR Holdings (“the Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: ( i ) the strength of the local, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. FORWARD - LOOKING STATEMENTS

3 These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. (For more details on the Company’s non - GAAP measures refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2017). NON - GAAP FINANCIAL MEASURES

4 QCR Holdings will be ranked in the top quartile ROAA of peer firms by 2020 and continue to reward shareholders and employees while strengthening our communities The mission of QCR Holdings is to make our clients’ financial dreams a reality OUR MISSION OUR VISION OUR VALUES – LIVED AND EXPECTED OF ALL AT QCR Collaboration Achievement Personal Responsibility Innovation Fulfillment QCR HOLDINGS’ MISSION, VISION AND VALUES

5 a relationship driven organization. ® $4.7B Assets $3.6B Loans $3.7B Deposits $3.8B AUM Local charters provide a competitive advantage Efficient centralized Group Operations Serving attractive Midwest markets Strong credit and asset quality High touch service approach Significant expansion opportunities Pro forma balances as of June 30, 2018, including SFC Bank, which was merged into QCR Holdings on July 1, 2018. SFC Bank numbers do not include any assumptions for the fair value marks related to business combination accounting. a relationship driven organization. ®

6 a relationship driven organization. ® CORPORATE OVERVIEW Assets: $4.7 Billion Loans: $3.6 Billion Deposits: $3.7 Billion Wealth Management: $3.8 Billion ▪ $2.7 Billion in Trust Accounts ▪ $1.1 Billion in Brokerage Accounts 27 Branches/Offices QCR Holdings (NASDAQ: QCRH) – Founded in 1993 Source: S&P Global Market Intelligence and Company documents. Note: Pro forma balances as of June 30, 2018, including SFC Bank, which was merged into QCR Holdings on July 1, 201 8. SFC Bank numbers do not include any assumptions for the fair value marks related to business combination accounting. Shares Outstanding (as of 7/1/18): 15.6 Million Ownership (as of 3/31/18): ▪ Institutional & Mutual Funds 64% ▪ Insiders & Benefit Plans 12% MISSOURI ILLINOIS IOWA WISCONSIN Headquartered in Moline, IL and operating five locally managed and governed charters in three states, supported by a centralized operational team Lines of Business: ▪ Full - service commercial and consumer banking ▪ Correspondent banking ▪ Commercial lease financing ▪ Trust and wealth management services

7 THE VALUE OF SEPARATE CHARTERS Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/17). Our five distinct, yet similar, operating charters enable us to customize client solutions by market Managed and governed by local veteran bankers and boards with strong community ties and expertise ‒ High touch service delivered by knowledgeable professionals ‒ Strong community involvement with high employee participation ‒ Local decisions and solutions Local autonomy has led to favorable relative performance metrics ‒ Loan growth ‒ Credit and asset quality ‒ Deposit growth Focus on growing deposit market share ‒ Number 2 deposit share in two markets ‒ Within top 10 deposit share in five markets Ample opportunities to expand products and services across footprint ‒ USDA/Specialty lending ‒ Correspondent banking ‒ Wealth management

8 a relationship driven organization. ® MISSOURI ILLINOIS IOWA WISCONSIN HISTORY OF EXPANDING INTO ATTRACTIVE MARKETS 1993 QCR Holdings founded by Michael A. Bauer and Douglas M. Hultquist - $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) Quad City Bank & Trust acquires m2 Lease Funds, LLC 2001 Cedar Rapids Bank & Trust (De Novo) 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield First Community Bank merger Bates Companies acquisition pending 3 Bank Locations $0.1B Deposits #11 Market Share 5 Bank Locations $0.9B Deposits #2 Market Share 2 Bank Locations $0.3B Deposits #7 Market Share 5 Bank Locations $1.2B Deposits #2 Market Share 10 Bank Locations $0.6B Deposits #8 Market Share 1 Bank Locations $0.4B Deposits #8 Market Share 1 Locations $0.2B Assets Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/17).

9 a relationship driven organization. ® ▪ $4.3 million in gains on the sale of government guaranteed loans and swap fee income in 2017; $3.0 million YTD 2018 ▪ Dedicated and experienced servicing and portfolio management staff with specialized expertise in government guaranteed loans ▪ Provide interest rate swaps on select commercial loans UNIQUE AND DIVERSIFIED PRODUCTS AND SERVICES Wealth Management SBA & USDA Lending / Swaps m2 Lease Funds Correspondent Banking ▪ Competitively positioned with experienced staff, software systems and processes ▪ More than 190 relationships ▪ $215 million in non - interest bearing deposits; $200 million in interest - bearing deposits ▪ Approximately $83 million portfolio of correspondent bank loans ▪ Comprehensive suite of trust and wealth management products ▪ Assets Under Management (AUM) of $3.8 billion ▪ Added over 420 new relationships in 2017 and 236 relationships in 2018 ▪ Bates Financial to add approximately $700 million in AUM ▪ m2 Lease Funds, LLC provides a national leasing platform with solutions for equipment vendors ▪ $233 million loan/lease portfolio, 5 - year CAGR of 15%; average gross yields of 7.8% ▪ Lease specialists located in eight states ▪ Industries served include technology, specialty vehicles, manufacturing and healthcare

10 a relationship driven organization. ® Ongoing emphasis on gains on sale of USDA and SBA loans, and fee income on Swaps, as a more significant and consistent component of core revenue STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE Loan & Lease Growth Grow Core Deposits Fee Income Grow Wealth Management Manage Noninterest Exp Maintain Asset Quality Be an Acquirer Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73 - 78% (75.8% as of 6/30/18) Maintain focus on growing core deposits to maintain reliance on wholesale funding at less than 15% of assets ( 30% as of 12/31/14, now 13% as of 6/30/18) Grow wealth management net income by 10% annually Carefully manage growth in noninterest expenses Maintain asset quality metrics at better than peer levels Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA, improve efficiency ratio, and increase EPS

11 a relationship driven organization. ® MARKET OPPORTUNITIES AND ACQUISITION STRATEGY Source: SNL Financial. (1) Target area includes top 25 MSAs throughout these states excluding Chicago, Minneapolis, St. Louis, Kansas City and Omaha MSAs. Excludes mutual institutions. ▪ Fragmented markets and ongoing consolidation creates opportunity ▪ Over 1,100 community banks are headquartered in the four - state region  62% are between $100 million and $1.0 billion in assets (1) ▪ Nearly 300 community banks are headquartered in top MSA targets (1)  Over 50% are between $100 million and $1.0 billion in assets ▪ Targets based on rigorous evaluation standards  Cultural and strategic fit  Strengthens competitive position  Drives market share gains  Enhances shareholder value ▪ Separate charter autonomy attractive to acquisition candidates MISSOURI ILLINOIS IOWA WISCONSIN Institutions in Targeted Markets with less than $1.0 Billion in Assets (1) 33 potential targets 36 potential targets 43 potential targets 50 potential targets

12 a relationship driven organization. ® ▪ Meaningful EPS Accretion: 8% accretive in the first full year ▪ Tangible book value dilution of approximately 4% ▪ TBV earnback period of 3 years (1) ▪ Capital ratios at closing in excess of well - capitalized thresholds ▪ Internal rate of return of approximately 20% Financially Attractive ▪ Expansion into attractive Springfield, MO MSA ▪ More than $485 million in loans and top 10 deposit market share ▪ Retention of key SFC Bank management and local brand ▪ More than $225 million in loan participations sold Strategic Opportunity ▪ Leverage scale, operational support and improved funding to increase market share in Springfield MSA ▪ Expand fee generating services to SFC Bank ‒ Trust and wealth management ‒ Interest rate swaps Growth Opportunities OVERVIEW OF THE SFC BANK TRANSACTION (1) Based on the crossover method.

Financial Highlights

14 a relationship driven organization. ® A CONSISTENT TRACK RECORD OF ASSET GROWTH Total Consolidated Assets $ in billions Asset growth has been driven by a combination of organic growth and strategic acquisitions (1) Pro forma for SFC Bank merger which closed on 7/1/18. Note: 2012 - 2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR H oldings on July 1, 2018. (1)

15 Commercial loans (1) represent approximately 84% of the loan portfolio LOAN GROWTH DRIVEN BY COMMERCIAL LENDING (1) Includes Commercial & Industrial, Commercial RE and Direct Financing Leases. (2) Loan composition excludes deferred loan/lease origination costs, net of fees. $ in billions (2) Organic loan growth CAGR has been 11.2% since 2012 Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

16 Core deposits (1) represent approximately 95% of total deposits DEPOSIT GROWTH DRIVEN BY CORE DEPOSITS (1) Core deposits are defined as total deposits less brokered deposits. $ in billions Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

17 Predictable and diversified fee income streams complement net interest income STRONG REVENUE GROWTH AND ATTRACTIVE MIX (1) Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO. $ in millions (1) Key Components of Fee Income: • Wealth Management ($3.8 billion in assets under management as of 6/30/18) • Correspondent banking (192 relationships as of 6/30/18 ) • SBA & USDA guaranteed loan sales • Swap fee income Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

18 a relationship driven organization. ® 48.1% 46.8% 5.0% 0.1% Other Real Estate Owned & Repossessed Assets - 48.1% Nonaccrual Loans/Leases - 46.8% Troubled Debt Restructures - Accruing - 5.0% Accruing Loans/Leases 90+ Days PD - <1% ASSET QUALITY CONTINUES TO IMPROVE $26.8 million Classified Loans & NPAs / Assets Nonperforming Assets Composition – as of 6/30/2018 1.41% 1.28% 1.31% 0.74% 0.82% 0.81% 0.65% 2012 2013 2014 2015 2016 2017 YTD 6/30/18 Classified Loans NPA's / Assets (%) $ in millions Management remains focused on maintaining excellent asset quality and resolving problem assets Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

19 CONSISTENT GROWTH HAS DRIVEN IMPROVED PROFITABILITY (1) Core net income to common shareholders – see appendix slide 40 for reconciliation of GAAP net income to core net income. (2) Core earnings per diluted share – see appendix slide 40 for reconciliation of GAAP EPS to core EPS. $9.1 $11.8 $13.8 $20.9 $29.4 $36.3 $17.9 $21.5 $1.85 $2.08 $1.72 $1.99 $2.31 $2.66 $1.33 $1.51 2012 2013 2014 2015 2016 2017 H1 2017 H1 2018 Net Income (1) $ in millions Core EPS (2) Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

Appendix

21 EXECUTIVE MANAGEMENT TEAM JOHN R. M c EVOY, JR. Executive Vice President, Chief Operations Officer & Cashier Quad City Bank and Trust Company 41 Years in Banking / Financial Services MONTE C. M c NEW President, SFC Bank 12 Years in Banking RONALD M. NAGEL Chief Executive Officer Community State Bank 41 Years in Banking / Financial Services DANA L. NICHOLS Executive Vice President, Chief Credit Officer, 35 Years in Banking / Financial Services JOHN R. OAKES, CPA 1st Vice President, Treasurer 16 Years in Banking / Financial Ser vices JOHN A. RODRIGUEZ, CCM Executive Vice President, Deposit Operations / Information Services 35 Years in Banking / Financial Ser vices M. RANDOLPH WESTLUND , CFA Executive Vice President, Chief Investment Officer 32 Years in Banking / Financial Services MICHAEL J. WYFFELS Senior Vice President, Chief Information Officer 28 Years in Banking / Financial Services DOUGLAS M. HULTQUIST , CPA President and Chief Executive Officer 40 Years in Banking / Financial Services TODD A. GIPPLE , CPA Executive Vice President, Chief Operating Officer and Chief Financial Officer 32 Years in Banking / Financial Services JOHN H. ANDERSON President and Chief Executive Officer, Quad City Bank and Trust Company Chief Deposit Officer, QCR Holdings 31 Years in Banking / Financial Services PETER J. BENSON, JD Executive Vice President, Chief Legal Counsel and Trust Officer 35 years in Corporate and Personal Legal Services STACEY J. BENTLEY President and Chief Executive Officer, Community Bank & Trust 37 Years in Banking / Financial Services THOMAS D. BUDD President and Chief Executive Officer, Rockford Bank and Trust Company 31 Years in Banking / Financial Services CYNTHIA M. CARLSON Executive Vice President, Wealth Management Group 37 Years in Banking / Financial Services RICHARD W. COUCH President and Chief Operating Officer, m2 Lease Funds, LLC 30 Years in Banking / Financial Services JOHN R. ENGELBRECHT , MBA Chief Executive Officer, m2 Lease Funds, LLC 43 Years in Banking / Financial Services ROBERT C. FULP Chief Executive Officer SFC Bank 39 Years in Banking / Financial Services KURT A. GIBSON President, Community State Bank 29 Years in Banking / Financial Services ELIZABETH A. GRABIN, CPA 1st Vice President and Director of Financial Reporting 16 Years in Banking / Financial Services SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO Senior Vice President, Chief Risk Officer 29 Years in Banking / Financial Services LARRY J. HELLING President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings 38 Years in Banking / Financial Services ANNE E. HOWARD, SHRM - SCP Senior Vice President, Human Resources Director 17 Years in Banking / Financial Services 15 Years in Human Resources CHRISTOPHER J. LINDELL, MBA Executive Vice President, Investor Relations, Branding and Corporate Secretary Previously President and Chief Executive Officer Guaranty Bank & Trust As of 7/1/2018

GROUP OPERATIONS TEAM

ACCOUNTING & TREASURY

Elizabeth Grabin
John Oakes

BUSINESS TRANSFORMATION SERVICES

Jill Lechtenberg

COMPLIANCE

Tonia Taylor

CUSTOMER SERVICE/ ITEM PROCESSING

Kathy Francque

DEPOSIT OPERATIONS

Todd Kerska
John Rodriguez
Beth Easterla

FUNDS MANAGEMENT

John McEvoy

HUMAN RESOURCES

Anne Howard
Shellee Showalter

INFORMATION TECHNOLOGY

Michael Wyffels

INTERNAL AUDIT

Tim Harding

LOAN OPERATIONS

Pam Goodwin

RETAIL

Kathy Nichols

RISK MANAGEMENT

Shawna Graham


CR
BT
csb
COMMUNITY
BANK &
TRUST
LEASE FUNDS

As of 7/1/2018

a relationship driven organization.®

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23 QUAD CITY BANK & TRUST John H. Anderson, President & CEO Assets: $1.56 Billion (as of 6 /30/18 ) Population: 381,723 Market Deposits: $8.5 Billion Ranked 2 nd with 14.22% market share and over $1,205 Million in deposits in Davenport - Moline - Rock Island MSA Finalist 2013 and 2014 – Quad Cities Best Place to Work Finalist 2015 ABA Volunteer Finalist Award Finalist 2015 Be Healthy QC Award Major Employers Rock Island Arsenal Deere & Company Genesis Health System HNI Corporation / The Hon Company / Allsteel UnityPoint Health - Trinity Tyson Fresh Meats Arconic (formerly Alcoa) Kraft - Heinz 3M Excelon Hy - Vee Quad Cities Highlights International Headquarters for Deere & Company The Rock Island Arsenal is the largest government - owned military weapons manufacturing arsenal in the United States Arconic (formerly Alcoa) (Quad Cities) is the world’s premier aerospace supply plant – the hub of Alcoa’s $3B aerospace business. Announced $1B, multi - year contract with Airbus in Nov 2016 Kraft - Heinz constructing $203MM state - of - the - art production facility in northwest Davenport Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs Ranked 16th in the nation for high - tech job growth Ranked as a Top 50 Military Friendly Community Top 5 Defense Community Top 10 Advanced Manufacturing Community Ranked #1 Minor - League Sports Market in the Nation for 2015 Top 10 Community for Raising a Family 2nd Best Riverfront along the Mississippi River What They’re Saying About the Quad Cities Quad City Chamber: December 2017 “The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers. The region is a manufacturing, technology, and logistics hub that offers big - city amenities plus a low cost of living, high - quality schools, short commute times, and a technically skilled labor pool.” Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

24 a relationship driven organization. ® DEPOSIT MARKET SHARE - Quad City Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Wells Fargo Bank 15 $ 1,361.5 16.06% 2. Quad City Bank & Trust 5 1,205.5 14.22% 3. Blackhawk Bank & Trust 17 946.5 11.16% 4. U.S. Bank 11 829.3 9.78% 5. Triumph 10 585.2 6.90% 6. BankOrion 8 373.0 4.40% 7. First Midwest Bank 5 362.7 4.28% 8. Central Bank 3 252.9 2.98% 9. American Bank & Trust 6 238.8 2.82% 10. Modern Woodmen Bank 1 229.5 2.71% * Millions of dollars, as of 6/30/17, Davenport - Moline - Rock Island, IA - IL, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

25 CEDAR RAPIDS BANK & TRUST Larry J. Helling , President & CEO Assets: $1.35 Billion* (as of 6 /30/18 ) Population: 270,363 Market Deposits: $5.8 Billion 2018 Best of the Corridor in Bank segment by Corridor Business Journal Ranked 2 nd with 15.10% market share and over $878 million in deposits in Cedar Rapids MSA 2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids Top 3 - 2016 Corridor Business Journal Worksite Wellness Award Top 200 Healthiest Banks in America (Deposit Accounts 2016) Major Employers Rockwell Collins Aegon USA Transamerica Unity Point Health - St. Luke’s Hospital Mercy Medical Center Whirlpool Corporation Kirkwood Community College Quaker Food and Snacks Cedar Rapids Community Schools Nordstrom Direct MCI General Mills Archer Daniels Midland International Headquarters for Rockwell Collins U.S. Headquarters for Aegon USA Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq / ft convention center and 267 room Double Tree Hotel CRST International constructing 11 - story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016 Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station Top 10 Best Affordable Places to Live (2016) Top 10 Best Places for Starting a Small Business (2015) Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com The largest corn - processing city in the world The second largest producer of wind energy in the United States Top 100 Places to Live ( Livability 2016) Top 10 Most Liveable Medium - Sized Cities (2015) Ranked #1 in the Best Cities for Children ( SmartAsset 2015) Cedar Rapids Metro Economic Alliance: December 2017 “Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident. Look at a U.S. map and you will see that Cedar Rapids is close to the center . That center puts Cedar Rapids within a day’s truck drive of more than 72 million consumers.” Cedar Rapids Highlights What They’re Saying About Cedar Rapids * Includes the assets of Community Bank & Trust and Guaranty Bank & Trust effective 10/1/17 Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

26 a relationship driven organization. ® DEPOSIT MARKET SHARE - Cedar Rapids Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. U.S. Bank 10 $ 907.1 15.60% 2. Cedar Rapids Bank & Trust ** 5 878.0 15.10% 3. Wells Fargo Bank 10 665.7 11.45% 4. Farmers State Bank 8 602.8 10.37% 5. Hills Bank & Trust 7 401.7 6.91% 6. Bankers Trust Co. 3 284.5 4.89% 7. Farmers & Merchants Savings Bank 5 165.2 2.84% 8. NXT Bank 3 156.7 2.69% 9. Bank Iowa 3 138.7 2.38% 10. Bank of the West 3 127.3 2.19% * Millions of dollars, as of 6/30/17, Cedar Rapids, IA, MSA ** Re - stated to reflect acquisition of Guaranty Bank & Trust effective 10/1/17. Offices in MSA as of 12/2/17. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

ROCKFORD BANK & TRUST

RB &T ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $484 Million (as of 6/30/18)

Population: 337,006

Market Deposits: $5.9 Billion

Ranked 7th with 5.9% market share and $347 Million in deposits in Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Mercy Health System
Hamilton Sundstrand
Wal-Mart Stores
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

Source: FDIC deposit market share data as provided by S&P Global.
Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

Rockford Highlights

Mercy Health System constructing a $485 million 'destination' medical center scheduled to open in 2019

AAR (largest aircraft maintenance company in North America, and third largest in the world) opened a new $41 million facility at Chicago Rockford Airport generating jobs for 500 people

Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opened August 2017

Fiat Chrysler Belvidere plant to invest $350 million to retool for Jeep Cherokee production generating new jobs for 300 people

OSF St. Anthony Medical Center constructing $85 million expansion of Rockford campus to open in early 2018

Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs

Downtown revitalization – 150 room, $54 million hotel and convention center developed by Gorman & Co.

Riverfront sports complex, $25million, 115,000 sq/ft to be one of the largest in the Midwest

Illinois' third largest city

Voted "Best Midwest City for Sports Venues" (Sports Illustrated)

Top 40 "Best Mid-Sized Cities for Manufacturing Jobs"

What They're Saying About Rockford

Rockford Area Economic Development Council: December 2017

"Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O'Hare International Airport, one of three truly global airports in the U.S.".

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28 a relationship driven organization. ® DEPOSIT MARKET SHARE – Rockford Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Midland States Bank** 18 $ 1,116.3 18.90% 2. JP Morgan Chase 6 686.3 11.62% 3. Associated Bank 6 600.0 10.15% 4. BMO Harris 10 574.7 9.73% 5. Illinois Bank & Trust 4 406.8 6.89% 6. Blackhawk Bank 5 376.9 6.38% 7. Rockford Bank & Trust 2 346.9 5.87% 8. PNC Bank 7 339.1 5.74% 9. Northwest Bank of Rockford 5 238.9 4.04% 10. First National Bank 3 224.0 3.79% *Millions of dollars, as of 6/30/17, Rockford - IL, MSA ** Formerly known as Alpine Bank & Trust. Midland States Bancorp acquired Alpine effective 2/28/18 Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST
A Division of Cedar Rapids Bank & Trust

Stacey J. Bentley, President & CEO

Deposits: $124 Million (as of 6/30/17)

Population: 170,094

Market Deposits: $3.3 Billion

Ranked 11th with 3.6% market share and over $124 Million in deposits in Waterloo-Cedar Falls MSA

2016 Employer Choice Award – Courier Communications

Major Employers

John Deere
Hy-Vee Foods Store
Wheaton Franciscan Healthcare
The VGM Group
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Source: FDIC deposit market share data as provided by S&P Global.
Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

Waterloo/Cedar Falls Highlights

John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space

John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B

ConAgra Foods announced a $50MM expansion of the plant located in the Waterloo Midport Industrial Park

The city of Waterloo approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel

VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs

First Gigabit city in Iowa and one of eight in the U.S.

Cost of living is 8% below the national average

Waterloo-Cedar Falls is a Blue Zones Demonstration Community. Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite

Waterloo named a 2015 All-Star Community by the Iowa League of Cities

Showcase 166 room, $43 million Courtyard by Marriott opened Dec 2017 in former John Deere Tractor Works building in downtown Waterloo

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: December 2017

"The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it's demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region. In recent years, the Cedar Valley region boasts the second-highest percentage increase in GDP gain in Iowa."

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30 a relationship driven organization. ® DEPOSIT MARKET SHARE – Community Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Farmers State Bank 8 $ 644.8 18.79% 2. U.S. Bank 6 391.1 11.40% 3. Lincoln Savings Bank 5 334.9 9.76% 4. First National Bank 6 306.6 8.94% 5. Wells Fargo Bank 4 231.9 6.76% 6. GNB Bank 3 193.2 5.63% 7. Regions Bank 3 163.2 4.76% 8. Denver Savings Bank 2 143.4 4.18% 9. State Bank 4 128.8 3.75% 10. Bank Iowa 3 123.9 3.61% 11. Community Bank & Trust 3 123.6 3.60% * Millions of dollars, as of 6/30/17, Waterloo - Cedar Falls - IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

31 COMMUNITY STATE BANK Ronald M. Nagel, CEO Kurt A. Gibson, President Assets: $712 Million (as of 6 /30/18 ) Population: 651,599 Des Moines/West Des Moines MSA Market Deposits: $17.6 Billion Ranked 8 th with 3.16% market share and over $554.8 Million in deposits in Des Moines – West Des Moines MSA 2017 Voted Best Bank in Ankeny (Des Moines Register) 2017 Voted Best Financial Advisors in Ankeny (Des Moines Register) Major Employers ( Des Moines & Ankeny) Hy - Vee Food Corporation Mercy Medical Center UnityPoint Health Principal Financial Group Nationwide John Deere Companies DuPont Pioneer Pella Corporation Kum & Go Meredith Corporation Tones Spices/ACH Foods Wellmark Bluecross Blue Shield Ankeny Highlights Population: 58,627 Median Household Income: $75,069 Cost of Living Index (US =100): 96.1 Median Home Value: $212,100 Households: 22,000 Median Age: 32 For the past 10 years, Ankeny has grown by an average of 5 residents per day. More people are moving to Ankeny than any other community in Iowa. Ankeny’s population has approximately doubled in 16 years. Ranked 9th Best Small City in America (2015) ( WalletHub ) Retail sales in Ankeny have increased 14% in three years, topping $775 million. Ranked Safest Large City in Iowa (2015) ( ValuePenguin.com - source FBI statistics) Total new investment in Ankeny exceeded half a billion dollars over the past two years. Best Places for Millennial Job Seekers (2015) ( NerdWallet.com ) Since 2010, Ankeny’s local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment. Best Community to Live In (2015) ( Cityview Reader Poll) Des Moines (Metro) Highlights Population: 636,000 Median Household Income: $67,925 Cost of Living Index (US =100): 92.0 Median Home Value: $125,600 Households: 289,922 Median Age: 34.5 Ranked in the Top Ten Places to Live in the U.S. (2017) ( SuccessfulMeetings.com ) Ranked #1 Best City for the Middle Class (2016) (Business Insider) Ranked #4 Best Mid - Sized City to Make a Living (2016) ( MoneyGeek ) Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News) Cost of doing business in Des Moines is 17% lower than the national average 81 insurance companies are headquartered in Des Moines Recent Corporate Investments: Toro - $16.9MM, Hewlett Packard - $16.7MM, Fed Exp - $11.4MM, Interstate Batteries - $10.8MM, XPO Logistics - $2.9MM Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

32 a relationship driven organization. ® DEPOSIT MARKET SHARE – Community State Bank Institution Name Offices in MSA Deposits * Market Share 1. Wells Fargo Bank 19 $ 3,116.3 17.75% 2. Bankers Trust 19 2,492.6 14.19% 3. West Bank 8 1,311.5 7.47% 4. U.S. Bank 15 1,098.3 6.25% 5. Bank of America 4 917.6 5.23% 6. Great Western Bank 8 900.7 5.13% 7. Bank of the West 11 565.6 3.22% 8. Community State Bank 10 554.8 3.16% 9. First American Bank 6 352.0 2.00% 10. Iowa State Bank 5 299.0 1.70% * Millions of dollars, as of 6/30/17, Des Moines/West Des Moines - IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

33 SFC BANK Robert C. Fulp, CEO Monte C. McNew , President Assets: $573 Million (as of 6/ 30/18 ) Population: 462,369 Springfield, MO - MSA Market Deposits: $9.8 Billion Ranked 8 th with 4.32% market share and over $422.9 Million in deposits in Springfield MSA Major Employers ( Springfield) CoxHealth Systems Mercy Hospital Springfield Springfield Public School Bass Pro Shops | Tracker Marine – Headquarters Walmart & Sam’s Club Missouri State University United States Government State of Missouri Jack Henry & Associates O’Reilly Auto Parts – Headquarters EFCO - Headquarters Springfield Highlights Population: 167,319 Median Household Income: $33,769 Cost of Living Index (US =100): 86.2 Median Home Value: $109,500 Households: 72,027 Median Age: 32.8 25% population growth from 2000 - 2017 or 1.5% annual population growth Springfield’s gross metro product has grown more than 50% in the last decade Springfield is the economic hub of an area that spans 27 counties and encompasses more than 1 million people Third - largest city in the state of Missouri and county seat of Greene County 3.2% unemployment rate in March 2018 Significant national brands including O’Reilly Auto Parts and Bass Pro Shops headquartered in Springfield Home to Missouri State University, Drury University and Evangel University Springfield metro workforce has grown more than 7.4% in the past 10 years Known as the “Queen City of the Ozarks” and the “Birthplace of Route 66” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults Top 30 Best Cities for job growth Top 40 Business and Careers Top 100 Places to Live What they’re saying about Springfield “For a mid - sized metro area, Springfield, Missouri, has a long - standing economic growth record that’s not only respectable, but also enviable.” Ranked third in the top five American cities for job growth by 24/7 Wall St. As the third - largest city in Missouri, Springfield is a thriving and energetic metropolitan area that’s the perfect incubator for a wealth of industries and jobs. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable. https://www.springfieldregion.com/data/population/ & https://datausa.io/profile/geo/springfield - mo/ https://www.liveinspringfieldmo.com/work/economic - overview/

34 a relationship driven organization. ® DEPOSIT MARKET SHARE – SFC Bank Institution Name Offices in MSA Deposits * Market Share 1. Great Southern Bancorp 20 $1,310.9 13.40% 2. Commerce Bancshares 11 1,181.6 12.07% 3. Central Bancompany 21 1,126.9 11.52% 4. Bank of America 5 706.0 7.21% 5. Guaranty Federal Bancshares 10 568,7 5.81% 6. OakStar Bancshares 5 504.0 5.15% 7. U.S. Bancorp 13 423.7 4.33% 8. SFC Bank 1 422.9 4.32% 9. Simmons First National 9 367.8 3.76% 10. Arvest Bank Group 12 333.2 3.40% * Millions of dollars, as of 6/30/17, Springfield, MO - MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

35 a relationship driven organization. ® Lease Asset Generation m2 LEASE FUNDS, LLC OVERVIEW Source: Company documents. * Leases Outstanding includes Equipment Finance Agreements (EFAs). • National equipment leasing platform • Focus includes Computer systems; photocopy systems; specialized road maintenance equipment; medical equipment; commercial business furnishings; vehicles classified as heavy equipment; equipment classified as plant or office equipment; and marine boat lifts • High yield portfolio; average gross yield is approximately 7.8% $108 $134 $177 $201 $211 $215 $233 $53 $74 $105 $101 $97 $97 $67 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 H1 2018 Leases Outstanding * New Leases Originated $ millions

HISTORICAL INCOME SUMMARY

($ in millions)	Years Ended December 31,						Six Months Ended June 30,	
	2012	2013	2014	2015	2016	2017	2017	2018
Interest income	$ 77.4	$ 81.9	$ 86.0	$ 90.0	$ 106.5	$ 135.5	$ 63.8	$ 80.3
Interest expense	19.7	17.8	16.9	13.7	12.0	19.5	8.1	15.9
Net interest income	57.6	64.1	69.1	76.3	94.5	116.1	55.7	64.5
Provision for loan/lease losses	4.4	5.9	6.8	6.9	7.5	8.5	4.1	4.8
Non-interest income	19.0	26.8	21.3	24.4	31.0	30.5	14.1	17.5
Non-interest expense (1)	54.6	65.5	65.6	73.2	81.5	97.4	42.7	52.2
Income tax expense	4.5	4.6	3.0	3.7	8.9	4.9	5.0	3.9
Net income attributable to QCR Holdings common stockholders	9.1	11.8	13.9	16.9	27.7	35.7	18.0	21.0
Core net income attributable to QCR Holdings common stockholders (2)	9.1	11.8	13.8	20.9	29.4	36.3	17.9	21.5
PER COMMON SHARE DATA								
EPS	1.85	2.08	1.72	1.61	2.17	2.61	1.33	1.48
Core EPS (2)	1.85	2.08	1.72	1.99	2.31	2.66	1.33	1.51
Cash dividends declared	0.08	0.08	0.08	0.08	0.16	0.20	0.10	0.12

(1) Non-interest expense includes several one-time expenses - most notably, $5.4 million and $2.4 million, and $0.7 million of acquisition and post-acquisition compensation, transition and integration costs for 2017 and 2016,and the six months ended June 30, 2018 respectively. Additionally, 2016 and 2015, respectively, included $4.6 million and $7.2 million of losses on debt extinguishment related to the prepayment of certain borrowings.

(2) Core net income and EPS are non-GAAP financial measures - see appendix slide 40 for reconciliation of GAAP net income to core net income. Adjustments to GAAP net income were not made in 2012 and 2013.

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Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

37 a relationship driven organization. ® HISTORICAL BALANCE SHEET SUMMARY ($ in millions) Years Ended December 31, Six Months Ended June 30, 2012 2013 2014 2015 2016 2017 2017 2018 Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,457.2 $ 4,106.9 Total loans/leases 1,287.4 1,460.3 1,630.0 1,798.0 2,405.5 2,964.5 2,553.6 3,114.8 Allowance 19.9 21.4 23.1 26.1 30.8 34.4 33.4 37.5 Deposits 1,374.1 1,647.0 1,679.7 1,880.7 2,669.3 3,266.7 2,870.2 3,298.3 Borrowings 547.8 563.4 662.6 444.2 291.0 309.5 230.3 380.4 Stockholders' equity: Preferred 53.2 29.8 0.0 0.0 0.0 0.0 0.0 0.0 Common 87.3 117.8 144.1 225.9 286.0 353.3 305.1 369.6 Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

HISTORICAL KEY PERFORMANCE RATIOS

($ in millions)	Years Ended December 31,						Six Months Ended June 30,	
	2012	2013	2014	2015	2016	2017	2017	2018
ROAA (1)	0.62%	0.64%	0.61%	0.66%	0.97%	1.01%	1.08%	1.04 %
Core ROAA (2)	0.62%	0.64%	0.61%	0.82%	1.03%	1.03%	1.08%	1.07%
ROACE (3)	10.84%	11.48%	10.49%	8.79%	10.56%	11.51%	12.13%	11.64 %
NIM, tax equivalent yield (Non-GAAP) (2) (4)	3.14%	3.03%	3.15%	3.37%	3.75%	3.78%	3.86%	3.58 %
Efficiency ratio (Non-GAAP) (2) (5)	71.27%	71.98%	72.55%	72.71%	64.90%	66.48%	61.16%	63.75 %
NPAs to total assets	1.41%	1.28%	1.31%	0.74%	0.82%	0.81%	0.75%	0.65 %
Allowance to total loans/leases	1.55%	1.47%	1.42%	1.45%	1.28%	1.16%	1.31%	1.21 %
Allowance to NPLs	78.47%	104.70%	114.78%	223.33%	144.85%	184.28%	162.27%	270.09 %
Net charge-offs to average loans/leases	0.27%	0.31%	0.34%	0.22%	0.14%	0.19%	0.06%	0.05 %

(1) Numerator is net income attributable to QCR Holdings.

(2) See GAAP to Non-GAAP reconciliations. No adjustments to GAAP net income were made in 2012 and 2013. Core ROAA reflect GAAP numbers for those years.

(3) Numerator is net income attributable to QCR Holdings common stockholders.

(4) Includes nontaxable securities and loans. Interest earned and yields on nontaxable securities and loans are determined on a tax equivalent basis using a 35% tax rate for each period prior to March 31, 2018 and 21% for periods including and after March 31, 2018.

(5) Non-interest expenses divided by the sum of net interest income before provision for loan/lease losses and non-interest income.

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Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

GAAP TO NON-GAAP RECONCILIATIONS

($ in millions, except per share data)	For the Year Ended						For the Six Months Ended	
CORE NET INCOME	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	June 30, 2017	June 30, 2018
Net income (GAAP)	$ 13.1	$ 14.9	$ 15.0	$ 16.9	$ 27.7	$ 35.7	$ 18.0	$ 21.0
Less nonrecurring items (post-tax) (*):								
Income:								
Securities gains	$ -	$ -	$ 0.1	$ 0.5	$ 3.0	$ (57)	$ -	$ -
Lawsuit award	-	-	-	0.3	-	-	-	-
Total nonrecurring income (loss) (non-GAAP)	$ -	$ -	$ 0.1	$ 0.8	$ 3.0	$ (57)	$ -	$ -
Expense:								
Losses on debt extinguishment	$ -	$ -	$ -	$ 4.7	$ 3.0	$ -	$ -	$ -
Acquisition costs	-	-	-	-	1.1	0.7	-	0.4
Post-acquisition compensation, transition and integration costs	-	-	-	-	0.7	2.8	-	0.1
Accrual adjustments	-	-	-	(487)	-	-	-	-
Other non-recurring expenses	-	-	-	0.5	-	-	-	-
Total nonrecurring expense (non-GAAP)	$ -	$ -	$ -	$ 4.7	$ 4.7	$ 3.5	$ -	$ 0.5
Adjustment of tax expense related to the Tax Act	$ -	$ -	$ -	$ -	$ -	$ 2.9	$ -	$ -
Less: net income attribuable to noncontrolling interests	0.5	-	-	-	-	-	-	-
Core net income (non-GAAP) (1)	**$ 12.6**	**$ 14.9**	**$ 14.9**	**$ 20.9**	**$ 29.4**	**$ 36.3**	**$ 17.9**	**$ 21.5**
Less: Preferred stock dividends	3.5	3.2	1.1	-	-	-	-	
Core net income attributable to QCR Holdings common stockholders (non-GAAP) (1)	**$ 9.1**	**$ 11.8**	**$ 13.8**	**$ 20.9**	**$ 29.4**	**$ 36.3**	**$ 17.9**	**$ 21.5**
CORE EARNINGS PER COMMON SHARE								
Core net income attributable to QCR Holdings common stockholders (non-GAAP) (from above) (1)	$ 9.1	$ 11.8	$ 13.8	$ 20.9	$ 29.4	$ 36.3	$ 17.9	$ 21.5
Weighted average common shares outstanding	4,844,776	5,531,948	7,925,220	10,345,286	12,570,767	13,325,128	13,151,833	13,904,113
Weighted average common and common equivalent shares outstanding	4,919,559	5,646,926	8,048,661	10,499,841	12,766,003	13,680,472	13,502,505	14,219,003
Core EPS (non-GAAP) (1):								
Diluted	**$ 1.85**	**$ 2.08**	**$ 1.72**	**$ 1.99**	**$ 2.31**	**$ 2.66**	**$ 1.33**	**$ 1.51**
CORE ROAA								
Core net income (non-GAAP) (from above) (1)	$ 12.6	$ 14.9	$ 14.9	$ 20.9	$ 29.4	$ 36.3	$ 17.9	$ 21.5
Average Assets	$ 2,025.7	$ 2,330.6	$ 2,453.7	$ 2,549.9	$ 2,846.7	$ 3,519.8	$ 3,326.5	$ 4,024.2
Core ROAA (non-GAAP) (1)	**0.62 %**	**0.64 %**	**0.61 %**	**0.82 %**	**1.03 %**	**1.03 %**	**1.08 %**	**1.07 %**

(1) No adjustments to GAAP net income were made in 2012 and 2013. Core net income, EPS and ROAA reflect GAAP numbers for those years.

**Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018.*

Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

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GAAP TO NON-GAAP RECONCILIATIONS (CONT.)

($ in millions)	For the Years Ended December 31,						For the Six Months Ended June 30,	
NIM (TEY)	2012	2013	2014	2015	2016	2017	2017	2018
Net interest income (GAAP)	$ 57.6	$ 64.1	$ 69.1	$ 76.3	$ 94.5	$ 116.1	$ 55.7	$ 64.5
Plus: Tax equivalent adjustment	1.9	2.6	4.0	4.9	6.0	9.2	4.2	2.8
Net interest income - tax equivalent (Non-GAAP)	$ 59.5	$ 66.7	$ 73.0	$ 81.2	$ 100.5	$ 125.3	$ 59.9	$ 67.3
Average earning assets	$ 1,896.2	$ 2,200.3	$ 2,319.4	$ 2,406.2	$ 2,678.4	$ 3,314.8	$ 3,128.6	$ 3,790.0
NIM (GAAP)	3.04%	2.91%	2.98%	3.17%	3.53%	3.50%	3.59%	3.43%
NIM (TEY) (Non-GAAP) *	3.14%	3.03%	3.15%	3.37%	3.75%	3.78%	3.86%	3.58%
EFFICIENCY RATIO								
Noninterest expense (GAAP)	$ 54.6	$ 65.5	$ 65.6	$ 73.2	$ 81.5	$ 97.4	$ 42.7	$ 52.2
Net interest income (GAAP)	$ 57.6	$ 64.1	$ 69.1	$ 76.3	$ 94.5	$ 116.1	$ 55.7	$ 64.5
Noninterest income (GAAP)	19.0	26.8	21.3	24.4	31.0	30.5	14.1	17.5
Total income	$ 76.6	$ 90.9	$ 90.4	$ 100.7	$ 125.6	$ 146.5	$ 69.8	$ 82.0
Efficiency ratio (noninterest expense/total income) (Non-GAAP) *	71.27%	71.98%	72.55%	72.71%	64.90%	66.48%	61.16%	63.75%

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**Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018.*

Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

41 a relationship driven organization. ® GAAP TO NON - GAAP RECONCILIATIONS (CONT.) As of and for the Year ended December 31, As of and for the Six Months ended June 30, ($ in millions, except per share data) 2012 2013 2014 2015 2016 2017 2017 2018 Tangible Common Equity Total equity $ 140.4 $ 147.6 $ 144.1 $ 225.9 $ 286.0 $ 353.3 $ 305.1 $ 369.6 Less: Preferred Equity 53.2 29.8 - - - - - - Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 20.0 36.6 Tangible common equity $ 84.0 $ 112.6 $ 139.2 $ 221.2 $ 263.5 $ 315.9 $ 285.1 $ 333.0 Tangible book value per share $ 17.08 $ 14.29 $ 17.50 $ 18.81 $ 20.11 $ 22.70 $ 21.64 $ 23.83 Tangible Assets Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,457.2 $ 4,106.9 Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 20.0 36.6 Tangible assets $ 2,090.5 $ 2,389.8 $ 2,520.1 $ 2,588.5 $ 3,279.4 $ 3,945.3 $ 3,437.2 $ 4,070.3 Tangible common equity to tangible assets 4.02% 4.71% 5.52% 8.55% 8.04% 8.01% 8.29% 8.18% Note: These historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Ho ldi ngs on July 1, 2018.

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